                                                                    Exhibit 99.6

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 SEPTEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     i) The amount of such distribution allocable to principal:

Class 3-A1 ....   $   35.67690799             Class 3-B1 ....    $    0.60799281
                  ---------------                                ---------------
Class 3-A2 ....   $   17.86523334             Class 3-B2 ....    $    0.60799177
                  ---------------                                ---------------
Class 3-A3 ....   $   24.55921586             Class 3-B3 ....    $    0.60799449
                  ---------------                                ---------------
Class 3-A4 ....   $   27.06049675             Class 3-B4 ....    $    0.60800270
                  ---------------                                ---------------
Class 3-A5 ....   $    0.17625431             Class 3-B5 ....    $    0.60800207
                  ---------------                                ---------------
Class 3-M .....   $    0.60799333             Class 3-R .....    $   35.68000000
                  ---------------                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 3-A1 ....   $   35.04864487             Class 3-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A2 ....   $   17.55063020             Class 3-B2 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A3 ....   $   24.12673305             Class 3-B3 ....    $    0.00000000

                  ---------------                                ---------------
Class 3-A4 ....   $   26.58396689             Class 3-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A5 ....   $    0.17315051             Class 3-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-M .....   $    0.00000000             Class 3-R .....    $   35.05168243
                  ---------------                                ---------------

      iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 3-A1 ....   $    0.49159713             Class 3-B1 ....    $    6.99832253
                  ---------------                                ---------------
Class 3-A2 ....   $    3.91601788             Class 3-B2 ....    $    6.99832331
                  ---------------                                ---------------
Class 3-A3 ....   $    2.48582451             Class 3-B3 ....    $    6.99832986
                  ---------------                                ---------------
Class 3-A4 ....   $    2.08358237             Class 3-B4 ....    $    6.99832318
                  ---------------                                ---------------

Class 3-A5A ...   $    6.91666720             Class 3-B5 ....    $    6.99833213
                  ---------------                                ---------------
Class 3-A5B ...   $    7.08333327             Class 3-R .....    $    0.49000000
                  ---------------                                ---------------
Class 3-M .....   $    6.99832395             Class 3-S .....    $    0.25775055
                  ---------------                                ---------------

     iv)  Accrual Amount:                                       $    429,398.01
                                                                ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.10142352
                                                                ---------------

(b)  The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $ 55,488,685.09
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                213
                                                                ---------------

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                           Class Certificate         Single
                                           Principal Balance Certificate Balance
                                           ----------------- -------------------

          Class 3-A1 ......................   $    488,203.98             33.73
                                              ---------------   ---------------
          Class 3-A2 ......................   $  7,907,738.64            516.14
                                              ---------------   ---------------
          Class 3-A3 ......................   $  5,598,141.73            334.84
                                              ---------------   ---------------
          Class 3-A4 ......................   $  5,333,833.52            267.09
                                              ---------------   ---------------
          Class 3-A5 ......................   $ 28,549,891.05            998.99
                                              ---------------   ---------------
          Class 3-M .......................   $  2,790,643.84            987.39
                                              ---------------   ---------------
          Class 3-B1 ......................   $  1,775,862.84            987.39
                                              ---------------   ---------------
          Class 3-B2 ......................   $  1,268,473.32            987.39
                                              ---------------   ---------------
          Class 3-B3 ......................   $    862,561.90            987.39
                                              ---------------   ---------------
          Class 3-B4 ......................   $    304,433.31            987.39
                                              ---------------   ---------------
          Class 3-B5 ......................   $    608,867.23            987.39
                                              ---------------   ---------------
          Class 3-R .......................   $         33.73             33.73
                                              ---------------   ---------------
          Class 3-S .......................   $ 50,355,522.19              0.00
                                              ---------------   ---------------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
             (1)  30-59 days
         Number                    12     Principal Balance     $  2,779,132.20
                      ---------------                           ---------------
             (2)  60-89 days
         Number                     3     Principal Balance     $    721,372.14
                      ---------------                           ---------------
             (3)  90 days or more
         Number                     0     Principal Balance     $          0.00
                      ---------------                           ---------------

         (b)  in foreclosure
         Number                     3     Principal Balance     $  1,205,074.93
                      ---------------                           ---------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $           0.00
                                                                ----------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 3-A5: ......................................           8.300000%
                                                                 ---------------
          Class 3-S: .......................................           0.612937%
                                                                 ---------------

     xii) The Senior Percentage for such Distribution Date;           86.611500%
                                                                 ---------------

          The Junior Percentage for such Distribution Date;           13.388500%
                                                                 ---------------

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                 ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                 ---------------